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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

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                                  FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13, OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 16, 1996 (FEBRUARY
                                  8, 1996)


                           JPS TEXTILE GROUP, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                                  DELAWARE
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               (STATE OR OTHER JURISDICTION OF INCORPORATION)


        33-27038                                         57-0868166
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(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)



555 NORTH PLEASANTBURG DRIVE, SUITE 202,
 GREENVILLE, SOUTH CAROLINA                             29607-2181
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                               (864) 239-3900
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





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                               Page 1 of 7 pages
                       (Exhibit index appears on page 5)

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Item 5. Other Events

On February 8, 1996, JPS Textile Group, Inc. (the "Company") issued a press release containing certain quarterly operating results and segment data for Fiscal Years 1994 and 1995, restated to reflect the Company's Carpet business (sold on November 16, 1995) as discontinued operations. A copy of the press release is filed as an exhibit to this Form 8-K and is incorporated herein by reference.





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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (b) Consolidated quarterly operating results and segment data for Fiscal Years 1994 and 1995, restated to reflect the Company's Carpet business (sold on November 16, 1995) as discontinued operations contained in the press release dated February 8, 1996 and filed as Exhibit 20.1 hereto is incorporated herein by reference.

        (c)  Exhibits:

             20.1 - Press release issued by the Company on February 8, 1996.*


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* Filed herewith




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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                JPS TEXTILE GROUP, INC.

                                                By:  /s/ David H. Taylor
                                                   --------------------------
                                                   David H. Taylor
                                                   Executive Vice President -
                                                   Finance and Secretary

Date: February 16, 1996





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                                 Exhibit Index



Exhibit No.  Description of Exhibit
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   20.1      Press release issued by the Company on February 8, 1996.*





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* Filed herewith






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